American Century ETF Trust Summary Prospectus and Prospectus Supplement Avantis® Short-Term Fixed Income Fund
Supplement dated March 14, 2025 ■ Summary Prospectus and Prospectus dated January 1, 2025

The Board of Trustees has approved a plan of liquidation for the Avantis Short-Term Fixed Income Fund. Under the plan, the liquidation date of the fund will be May 29, 2025.
The fund will be closed to all new accounts and all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on May 23, 2025.
To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-98666 2503